UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

405 Park Avenue, 4th Floor
New York, New York 10022

August 2, 2017

Dear Stockholder:

The 2017 annual meeting of stockholders (the “Annual Meeting”) of American Realty Capital New York City REIT, Inc. (the “Company”) originally called to order on June 27, 2017, was reconvened and adjourned, on both July 19, 2017 and August 2, 2017, to permit further solicitation of votes to approve Proposals 3 through 11 to amend certain provisions of the Company’s charter as described in greater detail in the Company’s definitive proxy statement dated April 24, 2017 (as amended or supplemented from time to time, including by this letter and the accompanying notice, the “Proxy Statement”).

The Annual Meeting will be reconvened on September 7, 2017 at 4:00 p.m. Eastern Time at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

The original record date for the Annual Meeting was the close of business on April 4, 2017. To permit the adjournment and reconvening of the Annual Meeting on September 7, 2017, the Company’s board of directors (the “Board”) has established the close of business on August 2, 2017 as the new record date for determining stockholders entitled to notice of and to vote at the reconvened Annual Meeting including any postponement or adjournment thereof. As of the close of business on August 2, 2017, 31,095,859 shares of the Company’s common stock were issued and outstanding and entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

Your vote matters and is important no matter how many shares you own.

The Annual Meeting was called for the purposes described in the Proxy Statement. At the Annual Meeting as reconvened on August 2, 2017, stockholders elected each of Edward M. Weil, Jr., Elizabeth K. Tuppeny, Lee M. Elman and Abby M. Wenzel as directors, to serve until the Company’s 2018 annual meeting of stockholders and until his or her successor is duly elected and qualifies. The stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. Stockholders had not cast sufficient votes to approve Proposals 3 through 11, however. Because the Board believes the amendments to the Company’s charter contemplated by Proposals 3 through 11 are advisable, the Annual Meeting was adjourned to September 7, 2017 to permit the Company to continue soliciting proxies to approve Proposals 3 through 11. Accordingly, when the Annual Meeting is reconvened, you will only be asked to consider and vote upon Proposals 3 through 11.

Proposals 3 through 11 are described in more detail in the Proxy Statement. If you would like another copy of the Proxy Statement or any other proxy materials, please call (866) 902-0063, and one will be provided free of charge. In addition, the Proxy Statement, the accompanying notice and the Annual Report are available online at www.proxyvote.com/NYCR.

APPROVAL OF EACH OF PROPOSALS 3 THROUGH 11 AT THE ANNUAL MEETING WILL REQUIRE THE AFFIRMATIVE VOTE OF THE MAJORITY OF ALL THE VOTES ENTITLED TO BE CAST AS OF THE NEW RECORD DATE, WHICH MEANS THAT AN ABSTENTION OR FAILURE TO VOTE WILL HAVE THE EFFECT OF A VOTE “AGAINST” ANY OF PROPOSALS 3 THROUGH 11.

IN ADDITION, APPROVAL OF EACH OF PROPOSALS 3 THROUGH 11 IS CONDITIONED ON APPROVAL OF EACH OTHER OF PROPOSALS 3 THROUGH 11. THIS MEANS THAT AN ABSTENTION, FAILURE TO VOTE OR VOTE “AGAINST” ANY OF PROPOSALS 3 THROUGH 11 WILL HAVE THE EFFECT OF A VOTE “AGAINST” ALL THE OTHER PROPOSALS.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, HAS FOUND THE AMENDMENT AND RESTATEMENT OF THE CHARTER AS PROPOSED IN

PROPOSALS 3 THROUGH 11 TO BE ADVISABLE, AND THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” EACH OF PROPOSALS 3 THROUGH 11.

If you have become a stockholder since April 4, 2017:

Copies of the Proxy Statement, including the accompanying notice, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 (the “Annual Report”) are enclosed with this letter and the accompanying notice, together with an updated proxy card. Please take a moment to vote your shares today by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc. (“Broadridge”), at (855) 976-3323.

If you were a stockholder on April 4, 2017:

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, we will vote your shares according to your instructions on your previously submitted proxy card or pursuant to your instructions previously submitted by telephone or through the internet.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE OR APPLY YOUR PREVIOUSLY SUBMITTED VOTE INSTRUCTIONS TO SHARES ACQUIRED SINCE THE ORIGINAL RECORD DATE (INCLUDING PURSUANT TO THE COMPANY’S DISTRIBUTION REINVESTMENT PLAN), you may do so by casting a new vote as follows:

•	by mail by requesting a new proxy card, which is available by calling the Company’s proxy solicitor, Broadridge, at (855) 976-3323;
•	in person at the Annual Meeting;
•	via the internet at www.proxyvote.com/NYCR at any time prior to 11:59 p.m. Eastern Time on September 6, 2017; or
•	by telephone, by calling (800) 690-6903 at any time prior to 11:59 p.m. Eastern Time on September 6, 2017.

IF YOU DID NOT PREVIOUSLY VOTE YOUR SHARES, please take a moment today to vote the shares you have not previously voted by following the applicable instructions that appear on the enclosed proxy card regarding voting by internet, telephone or mail or by calling Broadridge at (855) 976-3323. VOTING NOW WILL SAVE ADDITIONAL PROXY COSTS AND ELIMINATE PHONE CALLS TO YOU.

The information in this letter and the accompanying notice supplements the Proxy Statement and supplements any other information about the Annual Meeting previously delivered to you. Please read the Proxy Statement and this letter carefully for information concerning the proposals to be considered at the Annual Meeting when it is reconvened on September 7, 2017 at 4:00 p.m. Eastern Time. Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or by voting in person at the Annual Meeting when it is reconvened. To request a new proxy card, please call Broadridge at (855) 976-3323.

Remember, your vote counts.

Thank you for your prompt attention to this matter.

Sincerely,

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer, President and Secretary

405 Park Avenue, 4th Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 7, 2017

August 2, 2017

To the Stockholders of American Realty Capital New York City REIT, Inc.:

I am pleased to invite you to attend the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of American Realty Capital New York City REIT, Inc., a Maryland corporation (the “Company”) when we reconvene the meeting on September 7, 2017 at 4:00 p.m. Eastern Time at The Core Club, located at 66 E. 55th Street, New York, NY 10022.

The Annual Meeting was originally called to order on June 27, 2017 and reconvened and adjourned, on both July 19, 2017 and August 2, 2017, to permit further solicitation of votes to approve Proposals 3 through 11 to amend certain provisions of the Company’s charter as described in greater detail in the Company’s definitive proxy statement dated April 24, 2017 (as amended or supplemented from time to time, including by the letter accompanying this notice, the “Proxy Statement”).

The original record date for the Annual Meeting was the close of business on April 4, 2017. The Company’s board of directors has established the close of business on August 2, 2017 as the new record date for determining stockholders entitled to notice of and to vote at the Annual Meeting when it is reconvened on September 7, 2017 including any postponement or adjournment thereof.

For further information regarding Proposals 3 through 11, please carefully read the Proxy Statement, including any amendments or supplements thereto. We make proxy materials available to our stockholders on the internet. You can access proxy materials at www.proxyvote.com/NYCR. You also may authorize your proxy via the internet or by telephone by following the instructions on that website. In order to authorize your proxy via the internet or by telephone, you must have the stockholder identification number that appears on the materials sent to you. If you attend the Annual Meeting when it is reconvened, you may vote in person if you wish, even if you previously have submitted your proxy.

You are cordially invited to attend the Annual Meeting when it is reconvened. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting when it is reconvened in person or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.

By Order of the Board of Directors,

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer, President and Secretary

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.
405 PARK AVE., 4TH FLOOR
NEW YORK, NY 10022

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com/NYCR or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E32069-P97201

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
1. Election of Directors			
Nominees:			
1a. Your vote is no longer needed on this proposal.	☐	☐	☐
1b. Your vote is no longer needed on this proposal.	☐	☐	☐
1c. Your vote is no longer needed on this proposal.	☐	☐	☐
1d. Your vote is no longer needed on this proposal.	☐	☐	☐
2. Your vote is no longer needed on this proposal.	☐	☐	☐
3. To amend certain provisions of the Company's charter regarding the Company's equity stock.	☐	☐	☐
4. To amend certain provisions of the Company's charter regarding stockholder voting rights.	☐	☐	☐
5. To amend certain provisions of the Company's charter regarding stockholder information rights.	☐	☐	☐
6. To amend certain provisions of the Company's charter regarding the composition of the Company's Board of Directors.	☐	☐	☐
7. To amend certain provisions of the Company's charter regarding the conduct of the Company's Board of Directors.	☐	☐	☐
8. To amend certain provisions of the Company's charter regarding the conduct of Company business.	☐	☐	☐
9. To amend certain provisions of the Company's charter restricting transfer and ownership of shares.	☐	☐	☐
10. To amend certain provisions of the Company's charter to remove provisions stating that the NASAA REIT Guidelines control interpretation of the Company's charter.	☐	☐	☐
11. To amend certain provisions of the Company's charter relating to the Company's sponsor and advisor and their affiliates.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com/NYCR.

E32070-P97201

American Realty Capital New York City REIT, Inc.
Annual Meeting of Stockholders
September 7, 2017 4:00 PM
This proxy is solicited by the Board of Directors

The undersigned stockholder of American Realty Capital New York City REIT, Inc. (the "Company"), hereby appoints Edward M. Weil, Jr. and Nicholas Radesca, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held at The Core Club, located at 66 E. 55th Street, New York, New York on September 7, 2017, commencing at 4:00 p.m., local time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" the Proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directors knows of no other matters to be presented at the Annual Meeting.

Continued and to be signed on reverse side

V.1.1